UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 25, 2003
                                                          --------------

                          KENTUCKY FIRST BANCORP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                       1-13904                 61-1281483
-------------------------------       -----------           --------------------
(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
Incorporation or Organization)        File Number)           Identification No.)



     308 North Main Street, Cynthiana, Kentucky         41031-1210
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     (Address of Principal Executive Offices)           (Zip Code)



       Registrant's telephone number, including area code: (859) 234-1440

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable

     (b)  Not applicable

     (c)  The following exhibit is filed herewith:


              Exhibit 99        Press Release dated April 25, 2003


ITEM 9.  REGULATION FD DISCLOSURE
---------------------------------

     On April 25, 2003, Kentucky First Bancorp, Inc. issued a press release announcing its unaudited financial results for the quarter and nine month periods ended March 31, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference. The attached exhibit is furnished pursuant to Item 12 of Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     KENTUCKY FIRST BANCORP, INC.



Date:    April 25, 2003              By: /s/ Betty J. Long
                                         ------------------------------------
                                         Betty J. Long
                                         President and Chief Executive Officer